UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 13, 2024

ImmuCell Corporation
(Exact name of registrant as specified in its charter)

DE	001-12934	01-0382980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

56 Evergreen Drive Portland, Maine	04103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 207-878-2770

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	ICCC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

The 2024 Annual Meeting of Stockholders of the Company (the “2024 Annual Meeting”) was held by remote communication in the form of both a dial-in conference call and an audio webcast rather than an in-person event on Thursday, June 13, 2024, at 9:30 a.m. Eastern Time, for the following purposes:

1.	To elect to one-year terms as Directors of the Company the seven nominees listed in the 2024 Proxy Statement.

2.	To approve a non-binding advisory resolution on the Company’s executive compensation program.

3.	To ratify the Audit Committee’s selection of Wipfli LLP as the Independent Registered Public Accounting Firm of the Company for the year ending December 31, 2024.

At the 2024 Annual Meeting, there were present in person or by proxy 6,071,108 shares of the Company’s common stock, representing more than 78% of the total outstanding eligible votes. The final voting results for each proposal are as follows:

1.	To elect to one-year terms as Directors of the Company the nominees listed in the Company’s Proxy Statement dated April 26, 2024:

	For	Withheld	Broker Non-votes
Gloria J. Basse	3,893,437	528,614	1,649,057
Michael F. Brigham	4,276,766	145,285	1,649,057
Bobbi Jo Brockmann	3,990,836	431,215	1,649,057
Bryan K. Gathagan	3,928,342	493,709	1,649,057
Steven T. Rosgen	3,927,477	494,574	1,649,057
David S. Tomsche	3,926,706	495,345	1,649,057
Paul R. Wainman	3,911,027	511,024	1,649,057

On the basis of this vote, each of the seven nominees was elected to a one-year term as a Director of the Company.

2.	To approve a non-binding advisory resolution on the Company’s executive compensation program:

For	Against	Abstain	Broker Non-votes
4,013,133	114,706	294,212	1,649,057

66% of the shares voting at this meeting in person or by proxy voted in favor. On the basis of this vote, the non-binding advisory resolution on the Company’s executive compensation program was approved.

3.	To ratify the Audit Committee’s selection of Wipfli LLP as the Independent Registered Public Accounting Firm of the Company for the year ending December 31, 2024:

For	Against	Abstain	Broker Non-votes
6,041,186	10,089	19,833	0

99.5% of the shares voting at this meeting in person or by proxy voted in favor. On the basis of this vote, the Audit Committee’s selection of Wipfli LLP as the Independent Registered Public Accounting Firm of the Company for the year ending December 31, 2024 was ratified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2024	IMMUCELL CORPORATION

	By:	/s/ Michael F. Brigham
President, Chief Executive Officer and Principal Financial Officer

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